Exhibit 99.9

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Proposed Attorneys for the Debtors

and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

EBIX, INC., et al.[1]	Case No. 23-80004 (SWE)

Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

DECEMBER, 2023 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. The financial statements presented herein reflect the book values of the Debtor entities of Ebix Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

2

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3.

Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For purposes of this first MOR, the December stub-period financials have been pro-rated for the post-petition period, and except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Interim Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; (V) Scheduling a Final Hearing; and (VI) Granting Related Relief [Docket No. 64].

3

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10.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

11.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

12.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.

13.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the Monthly Operating Report of Ebix, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Ebix, Inc. are incorporated by reference into the Monthly Operating Report for all Debtors.

14.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

        DALLAS

In Re. Agency Solutions.com, LLC d/b/a/ Health	§	Case No. 23-80011
Connect LLC	§
	§	Lead Case No. 23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report		Chapter 11

Reporting Period Ended: 12/31/2023		Petition Date: 12/17/2023

Months Pending: 0		Industry Classification: 5 1 8 2

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

01/19/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$68,387

b.	Accounts receivable over 90 days outstanding (net of allowance)	$51,370

c.	Inventory ( Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$68,387

e.	Total assets	$19,480,172

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$-4,720,871

n.	Total liabilities (debt) (j+k+l+m)	$-4,720,871

o.	Ending equity/net worth (e-n)	$24,201,043

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$69,354

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$14,615

c.	Gross profit (a-b)	$54,739

d.	Selling expenses	$13,138

e.	General and administrative expenses	$2,913

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$38,687	$38,687

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
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xv
xvi
xvii
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xix
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xxi
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xxix
xxx
xxxi
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xxxvi

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
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xlix
l
li
lii
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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

lxxix
lxxx
lxxxi
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lxxxvii
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lxxxix
xc
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xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	01/19/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC	Case No. 23-80011

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In re: EBIX, INC., et al. Statement of Cash Receipts and Disbursements - (Unaudited)	MOR-1 Lead Case No: 23-80004 Reporting Period: December 17 - December 31, 2023

Ebix, Inc.
Receipts
Customer Receipts	$6,111,657
Other Receipts	1,471,927
Debt Proceeds	12,591,677

Total Receipts	$20,175,261
Disbursements
Payroll & Benefits	$(1,426,908)
3rd Party Trade Vendors	(240,784)
Ordinary Course Professionals	—
Taxes & Duties	(145,661)
Other Operating Disbursements	—

Total Disbursements	$(1,813,352)

Net Operating Cash Flow	$18,361,908

Other Non-Operating Cash Flows	$(2,089,883)

Total Non-operating Cash Flows	$(2,089,883)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	—

Intercompany Transfers (net)	$—

Net Cash Flow	$16,272,025

Beginning Bank Cash	$3,368,930
Net Cash Flow	16,272,025

Ending Bank Cash	$19,640,955

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In re: EBIX, INC., et al. Balance Sheet as of December 31, 2023 - (Unaudited)	MOR-2 Lead Case No: 23-80004 Reporting Period: December 17 - December 31, 2023

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$20,760,110	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,199,086	63,060	251,759	68,387	7,645,685	851,677
Intercompany receivable	78,770,850	—	—	—	—	—
Other current assets	8,884,079	—	7,911	—	300	—

Total current assets	$134,614,126	$63,060	$259,670	$68,387	$7,645,985	$851,677
Property and equipment, net	22,364,771	6,492	153	(0)	—	20,948
Right-of-Use Assets	387,373	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	4,077,938	—	226,104	0	(0)	231,945
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	423,431	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,433,646	—	(5,216,707)	—	—	—

Total assets	$537,615,950	$647,903	$(32,218)	$19,480,172	$24,261,412	$63,265,568

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$29,658,007	$34,700	$—	$7,005	$10,842	$194,299
Accrued payroll and related benefits	1,746,897	—	7,207	15,523	4,869	15,382
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	634,587,425	—	—	—	—	—
Current portion of long term debt and capital lease obligations	124,868	—	—	—	—	—
Intercompany payable	303,281,765	49,576,702	(4,669,565)	(4,745,420)	9,464,805	(36,903,044)
Deferred revenue	23,104,266	—	151,318	2,020	204,203	893,162
Short term lease liability	368,765	—	—	—	—	—
Other current liabilities	(3,788)	—	—	—	(1,648)	(51,470)

Total Current Liabilities	$992,868,205	$49,611,402	$(4,511,040)	$(4,720,871)	$9,683,070	$(35,851,672)
Long term debt and capital lease obligation, less current portion	14,378	—	—	—	—	—
Other liabilities	13,332,179	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	649,087	—	—	—	—	—

Total liabilities	$1,006,863,850	$49,611,402	$(4,511,040)	$(4,720,871)	$9,683,070	$(35,851,672)
Common stock, $.10 par value	3,782,609	—	—	—	—	—
Additional paid-in capital	3,810,078	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(487,534,348)	(48,963,499)	4,478,822	4,201,043	(6,953,658)	10,697,151
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(480,471,350)	$(48,963,499)	$4,478,822	$24,201,043	$14,578,342	$99,117,241
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(469,247,900)	$(48,963,499)	$4,478,822	$24,201,043	$14,578,342	$99,117,241

Total Liabilities & Equity	$537,615,950	$647,903	$(32,218)	$19,480,172	$24,261,412	$63,265,568

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 19 of 25

In re: EBIX, INC., et al. Statement of Operations for the month of December 2023 - (Unaudited)	MOR-3 Lead Case No: 23-80004 Reporting Period: December 17 - December 31, 2023

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$5,311,604	$9,674	$29,976	$69,354	$63,867	$185,833

Total Revenue	5,311,604	9,674	29,976	69,354	63,867	185,833
Operating Expenses
Services and other costs	2,354,624	440,765	15,748	4,596	241,833	145,873
Product Development	675,424	29,119	19,225	10,019	—	16,784
Sales and Marketing	481,160	—	—	13,138	—	—
General and Administrative	421,263	(2,701)	(155)	2,913	1,156	(41,246)
Amortization and Depreciation	512,380	8,202	4,973	—	—	(165,156)

Total Operating Income	$866,752	$(465,711)	$(9,815)	$38,687	$(179,122)	$229,579

Interest Income	—	—	—	—	—	—
Interest Expense	(3,685,135)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(2,818,383)	$(465,711)	$(9,815)	$38,687	$(179,122)	$229,579

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 20 of 25

In re: EBIX, INC., et al. Accounts Receivable Aging	MOR-4 Lead Case No: 23-80004 Reporting Period: December 17 - December 31, 2023

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$16,630,533	$1,533,099	$586,127	$1,102,401	$9,277,253	$(7,056,307)	$22,073,107
P.B. Systems, Inc.	42,840	21,420	—	—	190,687	(191,887)	63,060
Facts Services, Inc.	269,717	(99,517)	9,055	6,676	46,144	(12,316)	219,759
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	21,742	9,559	11,864	(3,248)	54,618	(26,148)	68,387
ConfirmNet Corporation	303,050	37,047	180,598	7,939	7,163,723	(91,691)	7,600,666
A.D.A.M., Inc.	545,268	(44,762)	205,423	33,044	55,320	(301,162)	493,132

Total Accounts Receivable	$17,813,149	$1,456,846	$993,066	$1,146,813	$16,787,745	$(7,679,510)	$30,518,109

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 21 of 25

In re: EBIX, INC., et al. Disbursements by Entity	MOR-5 Lead Case No: 23-80004 Reporting Period: December 17 - December 31, 2023

Date	Check Number	Amount	Vendor	Entity
12/18/2023		65,542.94	Paycom Payroll	Ebix, Inc.
12/18/2023		23,974.61	Paycom Payroll	Ebix, Inc.
12/18/2023		15,500.00	Sawnee Electric	Ebix, Inc.
12/18/2023		7,879.10	Paycom Payroll	Ebix, Inc.
12/18/2023		4,313.40	Bank Fees	Ebix, Inc.
12/18/2023		2,539.83	Microsoft	Ebix, Inc.
12/18/2023		2,520.08	Microsoft	Ebix, Inc.
12/18/2023		2,503.19	Microsoft	Ebix, Inc.
12/18/2023		1,500.00	CHECK	Ebix, Inc.
12/18/2023		658.84	Extended Stay	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		408.36	Office Depot	Ebix, Inc.
12/18/2023		336.54	Paycom Payroll	Ebix, Inc.
12/18/2023		130.40	Atlassian	Ebix, Inc.
12/18/2023		100.00	Intrinio	Ebix, Inc.
12/18/2023		85.03	Amazon Marketplace	Ebix, Inc.
12/18/2023		82.39	Amazon Marketplace	Ebix, Inc.
12/18/2023		79.67	Amazon Marketplace	Ebix, Inc.
12/18/2023		69.91	Amazon Marketplace	Ebix, Inc.
12/18/2023		67.47	Amazon Marketplace	Ebix, Inc.
12/18/2023		63.18	Amazon Marketplace	Ebix, Inc.
12/18/2023		61.18	Amazon Marketplace	Ebix, Inc.
12/18/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/18/2023		42.99	Web Network Solutions	Ebix, Inc.
12/18/2023		37.99	Lyft	Ebix, Inc.
12/18/2023		31.20	Amazon Marketplace	Ebix, Inc.
12/18/2023		30.99	Lyft	Ebix, Inc.
12/18/2023		29.26	Lyft	Ebix, Inc.
12/18/2023		29.15	Jersey Mike’s	Ebix, Inc.
12/18/2023		28.07	Lyft	Ebix, Inc.
12/18/2023		25.92	Lyft	Ebix, Inc.
12/18/2023		24.00	BRAINTREE	Ebix, Inc.
12/18/2023		23.72	Lyft	Ebix, Inc.
12/18/2023		17.03	Lyft	Ebix, Inc.
12/18/2023		16.89	Lyft	Ebix, Inc.
12/18/2023		16.67	Lyft	Ebix, Inc.
12/18/2023		16.08	Lyft	Ebix, Inc.
12/18/2023		13.49	Lyft	Ebix, Inc.
12/18/2023		12.95	Lyft	Ebix, Inc.
12/18/2023		12.87	Lyft	Ebix, Inc.
12/18/2023		12.84	Lyft	Ebix, Inc.
12/18/2023		11.99	Lyft	Ebix, Inc.
12/18/2023		11.98	Lyft	Ebix, Inc.
12/18/2023		11.88	Lyft	Ebix, Inc.
12/18/2023		10.96	Lyft	Ebix, Inc.
12/18/2023		10.84	Lyft	Ebix, Inc.
12/18/2023		10.84	Lyft	Ebix, Inc.

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 22 of 25

Date	Check Number	Amount	Vendor	Entity
12/18/2023		10.84	Lyft	Ebix, Inc.
12/18/2023		9.71	Lyft	Ebix, Inc.
12/19/2023	1015	$700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/19/2023		893.40	Truist	Ebix, Inc.
12/20/2023		23,932.10	STATE COMPTROLLER	Ebix, Inc.
12/20/2023		4,144.08	Optum Bank	Ebix, Inc.
12/20/2023		500.00	Google	Ebix, Inc.
12/20/2023		118.21	Perimeter Office Products	Ebix, Inc.
12/20/2023		7.99	Web Network Solutions	Ebix, Inc.
12/20/2023		6,692.21	Aquatic Consulting & Equip Inc	Ebix, Inc.
12/20/2023		150.00	Brenna Derksen MD PLLC	Ebix, Inc.
12/20/2023		500.00	JONAH ESSERS	Ebix, Inc.
12/20/2023		150.00	Clarice Law Eyre	Ebix, Inc.
12/20/2023		250.00	Deborah L Hurd	Ebix, Inc.
12/20/2023		1,410.73	JECKIL PROMOTIONS, INC.	Ebix, Inc.
12/20/2023		125.00	James B. Macdonald	Ebix, Inc.
12/20/2023		500.00	Jill Marie Steiner	Ebix, Inc.
12/20/2023		10,207.00	Donnelley Financial, LLC	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		1,000.00	JOHN KOUTRAS	Ebix, Inc.
12/20/2023		2,714.42	WEX Health Inc.	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		2,697.37	WEX Health Inc.	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		3,982.31	WEX Health Inc.	Ebix, Inc.
12/21/2023		1,161,464.59	Paycom Payroll	Ebix, Inc.
12/21/2023		35,725.56	NYS DEPT OF TAXATION & FINANCE	Ebix, Inc.
12/21/2023		15,000.00	PA Department of Revenue	Ebix, Inc.
12/21/2023		8,267.06	Arizona Department of Revenue	Ebix, Inc.
12/21/2023		2,962.04	Florida Department of Revenue	Ebix, Inc.
12/21/2023		2,559.87	Microsoft	Ebix, Inc.
12/21/2023		1,932.65	Extended Systems Consulting	Ebix, Inc.
12/21/2023		1,913.00	Minnesota Department of Revenue	Ebix, Inc.
12/21/2023		1,823.16	Indiana Department of Revenue	Ebix, Inc.
12/21/2023		1,489.19	Michigan Department of Treasury	Ebix, Inc.
12/21/2023		1,402.33	North Carolina Department of Revenue	Ebix, Inc.
12/21/2023		1,220.20	Wisconsin Department of Revenue	Ebix, Inc.
12/21/2023		519.00	Louisiana Department Of Revenue	Ebix, Inc.
12/21/2023		500.00	Google	Ebix, Inc.
12/21/2023		452.63	Alabama Department of Revenue	Ebix, Inc.
12/21/2023		246.54	Iowa Department of Revenue	Ebix, Inc.
12/21/2023		120.49	Maine Revenue Services	Ebix, Inc.
12/21/2023		98.19	Lyft	Ebix, Inc.
12/21/2023		22.00	Lyft	Ebix, Inc.
12/21/2023		19.91	Lyft	Ebix, Inc.
12/21/2023		19.90	Lyft	Ebix, Inc.
12/21/2023		14.99	Lyft	Ebix, Inc.
12/21/2023		10.89	Lyft	Ebix, Inc.
12/21/2023		10.84	Lyft	Ebix, Inc.
12/21/2023		10.84	Lyft	Ebix, Inc.
12/21/2023		6.00	Lyft	Ebix, Inc.
12/21/2023		500.00	Daniel Joel Anderson	Ebix, Inc.
12/21/2023		500.00	Randall Brand	Ebix, Inc.
12/21/2023		600.00	Lyle Wilbur Larson	Ebix, Inc.
12/21/2023		500.00	Stacey Rose	Ebix, Inc.
12/21/2023		5,096.00	NUMBERSONLY INC	Ebix, Inc.
12/21/2023		2,033.40	OXCYON INC	Ebix, Inc.

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 23 of 25

Date	Check Number	Amount	Vendor	Entity
12/21/2023		300.00	Michele Parker	Ebix, Inc.
12/22/2023		12,035.29	PA Department of Revenue	Ebix, Inc.
12/22/2023		8,078.00	Tennessee Department of Revenue	Ebix, Inc.
12/22/2023		2,512.99	Microsoft	Ebix, Inc.
12/22/2023		2,509.75	Microsoft	Ebix, Inc.
12/22/2023		1,658.00	Illinois Department of Revenue	Ebix, Inc.
12/22/2023		1,318.34	Virginia Department of Taxation	Ebix, Inc.
12/22/2023		538.97	Perimeter Office Products	Ebix, Inc.
12/22/2023		210.00	Fueled inc	Ebix, Inc.
12/22/2023		120.45	Amazon Marketplace	Ebix, Inc.
12/22/2023		105.47	Amazon Marketplace	Ebix, Inc.
12/22/2023		91.87	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.02	Amazon Marketplace	Ebix, Inc.
12/22/2023		58.25	Amazon Marketplace	Ebix, Inc.
12/22/2023		56.90	Amazon Marketplace	Ebix, Inc.
12/22/2023		56.14	Amazon Marketplace	Ebix, Inc.
12/22/2023		48.44	Amazon Marketplace	Ebix, Inc.
12/22/2023		47.98	Web Network Solutions	Ebix, Inc.
12/22/2023		41.29	Jersey Mike’s	Ebix, Inc.
12/22/2023		35.43	Lyft	Ebix, Inc.
12/22/2023		31.67	Lyft	Ebix, Inc.
12/22/2023		24.37	Amazon Marketplace	Ebix, Inc.
12/22/2023		24.30	Lyft	Ebix, Inc.
12/22/2023		24.21	GoDaddy.com	Ebix, Inc.
12/22/2023		21.87	Lyft	Ebix, Inc.
12/22/2023		20.99	Lyft	Ebix, Inc.
12/22/2023		18.67	Lyft	Ebix, Inc.
12/22/2023		14.99	Lyft	Ebix, Inc.
12/22/2023		14.52	Lyft	Ebix, Inc.
12/22/2023		12.61	Lyft	Ebix, Inc.
12/22/2023		11.84	Lyft	Ebix, Inc.
12/22/2023		10.84	Lyft	Ebix, Inc.
12/22/2023		5,859.00	Big Commerce, Inc	Ebix, Inc.
12/22/2023		1,200.00	Cinthia Elkins	Ebix, Inc.
12/22/2023		524.03	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
12/22/2023		300.00	Kevin T McVary	Ebix, Inc.
12/22/2023		7,500.00	Mindset Digital, LLC	Ebix, Inc.
12/22/2023		125.00	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
12/22/2023		300.00	Chad Tracy	Ebix, Inc.
12/22/2023		539.75	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
12/26/2023		2,532.81	Microsoft	Ebix, Inc.
12/26/2023		2,528.23	Microsoft	Ebix, Inc.
12/26/2023		2,506.83	Microsoft	Ebix, Inc.
12/26/2023		2,505.34	Microsoft	Ebix, Inc.
12/26/2023		605.19	Google	Ebix, Inc.
12/26/2023		500.00	Google	Ebix, Inc.
12/26/2023		500.00	Google	Ebix, Inc.
12/26/2023		199.00	Shogun	Ebix, Inc.
12/26/2023		166.86	Stericycle	Ebix, Inc.
12/26/2023		154.33	Amazon Marketplace	Ebix, Inc.
12/26/2023		149.00	Shogun	Ebix, Inc.
12/26/2023		128.97	Web Network Solutions	Ebix, Inc.
12/26/2023		119.88	Dropbox	Ebix, Inc.
12/26/2023		83.17	Amazon Marketplace	Ebix, Inc.
12/26/2023		72.54	Amazon Marketplace	Ebix, Inc.

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Main Document  Page 24 of 25

Date	Check Number	Amount	Vendor	Entity
12/26/2023		64.78	Amazon Marketplace	Ebix, Inc.
12/26/2023		64.02	Amazon Marketplace	Ebix, Inc.
12/26/2023		56.90	Amazon Marketplace	Ebix, Inc.
12/26/2023		54.21	Amazon Marketplace	Ebix, Inc.
12/26/2023		53.73	Lyft	Ebix, Inc.
12/26/2023		34.97	Amazon Marketplace	Ebix, Inc.
12/26/2023		32.25	Lyft	Ebix, Inc.
12/26/2023		29.03	Lyft	Ebix, Inc.
12/26/2023		27.00	Publer	Ebix, Inc.
12/26/2023		4,705.06	Comptroller of the State of Maryland	Ebix, Inc.
12/26/2023		26.85	Lyft	Ebix, Inc.
12/26/2023		25.93	Lyft	Ebix, Inc.
12/26/2023		25.73	Lyft	Ebix, Inc.
12/26/2023		25.12	Lyft	Ebix, Inc.
12/26/2023		25.09	Lyft	Ebix, Inc.
12/26/2023		24.75	Lyft	Ebix, Inc.
12/26/2023		23.31	Amazon Marketplace	Ebix, Inc.
12/26/2023		19.50	Lyft	Ebix, Inc.
12/26/2023		18.99	Lyft	Ebix, Inc.
12/26/2023		18.75	Lyft	Ebix, Inc.
12/26/2023		16.47	Lyft	Ebix, Inc.
12/26/2023		15.99	Lyft	Ebix, Inc.
12/26/2023		15.74	Lyft	Ebix, Inc.
12/26/2023		12.84	Lyft	Ebix, Inc.
12/26/2023		11.86	Lyft	Ebix, Inc.
12/26/2023		11.84	Lyft	Ebix, Inc.
12/26/2023		11.84	Lyft	Ebix, Inc.
12/26/2023		11.79	Lyft	Ebix, Inc.
12/26/2023		11.20	Lyft	Ebix, Inc.
12/26/2023		10.99	Lyft	Ebix, Inc.
12/26/2023		10.84	Lyft	Ebix, Inc.
12/26/2023		10.84	Lyft	Ebix, Inc.
12/26/2023		1.00	PayPal	Ebix, Inc.
12/26/2023		4,321.13	Optum Bank	Ebix, Inc.
12/26/2023		800.00	KATHLEEN CHRISTIANS	Ebix, Inc.
12/26/2023		500.00	SUNANDA KANE, MD	Ebix, Inc.
12/26/2023		500.00	MITCHELL SHIFFMAN, MD	Ebix, Inc.
12/26/2023		700.00	Stuart Jay Padove	Ebix, Inc.
12/26/2023		1,570.00	C-Insight Health LLC	Ebix, Inc.
12/26/2023		1,473.00	C-Insight Health LLC	Ebix, Inc.
12/27/2023	1016	700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/27/2023	1017	700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/27/2023		2,505.11	Microsoft	Ebix, Inc.
12/27/2023		63.81	Twilio Inc	Ebix, Inc.
12/27/2023		53.99	Amazon Marketplace	Ebix, Inc.
12/27/2023		50.84	Lyft	Ebix, Inc.
12/27/2023		46.56	Lyft	Ebix, Inc.
12/27/2023		34.97	Amazon Marketplace	Ebix, Inc.
12/27/2023		50,294.59	JP Morgan Chase	Ebix, Inc.
12/27/2023		5,310.00	California Department of Tax and Fee Administration	Ebix, Inc.
12/27/2023		19.96	Lyft	Ebix, Inc.
12/27/2023		19.32	Lyft	Ebix, Inc.
12/27/2023		18.78	Lyft	Ebix, Inc.
12/27/2023		10.92	Lyft	Ebix, Inc.
12/27/2023		10.89	Lyft	Ebix, Inc.
12/27/2023		774.56	Kansas Department of Revenue	Ebix, Inc.
12/27/2023		500.00	Pezhman Roohani	Ebix, Inc.

Case 23-80004- swe11  Doc 218  Filed 01/20/24  Entered 01/20/24 00:02:26  Desc

Main Document  Page 25 of 25

Date	Check Number	Amount	Vendor	Entity
12/28/2023		2,039,402.00	Lockton	Ebix, Inc.
12/28/2023		15,909.09	Lockton	Ebix, Inc.
12/28/2023		5,512.50	CAROLYN E. DONAHOE	Ebix, Inc.
12/28/2023		2,505.40	Microsoft	Ebix, Inc.
12/28/2023		756.24	BankCard	Ebix, Inc.
12/28/2023		255.80	Cintas Corporation #08M	Ebix, Inc.
12/28/2023		139.35	Amazon Marketplace	Ebix, Inc.
12/28/2023		79.01	Amazon Marketplace	Ebix, Inc.
12/28/2023		49.50	Amazon Marketplace	Ebix, Inc.
12/28/2023		8,861.95	Washington State Department of Revenue	Ebix, Inc.
12/28/2023		7,846.20	Ohio Department of Taxation	Ebix, Inc.
12/28/2023		48.44	Amazon Marketplace	Ebix, Inc.
12/28/2023		48.17	Amazon Marketplace	Ebix, Inc.
12/28/2023		45.78	Amazon Marketplace	Ebix, Inc.
12/28/2023		37.88	BRAINTREE	Ebix, Inc.
12/28/2023		35.81	Amazon Marketplace	Ebix, Inc.
12/28/2023		24.18	Amazon Marketplace	Ebix, Inc.
12/28/2023		20.75	Lyft	Ebix, Inc.
12/28/2023		17.68	Lyft	Ebix, Inc.
12/28/2023		13.30	Lyft	Ebix, Inc.
12/28/2023		13.20	Lyft	Ebix, Inc.
12/28/2023		10.89	Lyft	Ebix, Inc.
12/28/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		9,484.63	Mceron BD	Ebix, Inc.
12/29/2023		2,529.76	Microsoft	Ebix, Inc.
12/29/2023		2,506.30	Microsoft	Ebix, Inc.
12/29/2023		109,744.99	Paycom Payroll	Ebix, Inc.
12/29/2023		49,499.78	Anthem Blue Cross & Blue Shield	Ebix, Inc.
12/29/2023		139.35	Amazon Marketplace	Ebix, Inc.
12/29/2023		114.79	Amazon Marketplace	Ebix, Inc.
12/29/2023		60.00	Box.com	Ebix, Inc.
12/29/2023		49.29	Amazon Marketplace	Ebix, Inc.
12/29/2023		33.96	Web Network Solutions	Ebix, Inc.
12/29/2023		22.73	Lyft	Ebix, Inc.
12/29/2023		19.99	Amazon Marketplace	Ebix, Inc.
12/29/2023		19.99	Amazon Marketplace	Ebix, Inc.
12/29/2023		19.88	Amazon Marketplace	Ebix, Inc.
12/29/2023		18.93	Lyft	Ebix, Inc.
12/29/2023		14.99	Lyft	Ebix, Inc.
12/29/2023		13.00	Lyft	Ebix, Inc.
12/29/2023		11.20	Lyft	Ebix, Inc.
12/29/2023		10.86	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		25,000.00	AT&T MOBILITY	Ebix, Inc.
12/29/2023		1,154.75	PNC Bank	Ebix, Inc.
		$3,905,148.93		Ebix, Inc. Subtotal
		$3,905,148.93		Grand Total